FIXED RATE SENIOR NOTE

REGISTERED                                                      REGISTERED
No. FXR                                                         $
                                                                CUSIP: 61744Y694

         Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


                                         MORGAN STANLEY DEAN WITTER & CO.
                                     SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C

                                                   (Fixed Rate)

                                          RESET PERFORMANCE EQUITY-LINKED
                                REDEMPTION QUARTERLY-PAY SECURITIES ("RESET PERQS")

                                          RESET PERQS DUE DECEMBER , 2002
                                       RESET PERQS MANDATORILY EXCHANGEABLE

                                           FOR SHARES OF COMMON STOCK OF
                                                   XILINX, INC.


------------------------------------------------------------------------------------------------------------------
ORIGINAL ISSUE DATE:          INITIAL REDEMPTION           INTEREST RATE:   % per       MATURITY DATE:
              , 2000             DATE: N/A                    annum (equivalent            December    , 2002
                                                              to $                       per
                                                              annum per Reset
                                                              PERQS)
------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL              INITIAL REDEMPTION           INTEREST PAYMENT             OPTIONAL
   DATE:             , 2000      PERCENTAGE: N/A              DATES: Each March            REPAYMENT
                                                              __, June __, September       DATE(S):  N/A
                                                              __ and December __,
                                                              beginning December 30,
                                                              2000
------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY:           ANNUAL REDEMPTION            INTEREST PAYMENT             APPLICABILITY OF
   U.S. Dollars                  PERCENTAGE                   PERIOD: Quarterly            MODIFIED
                                 REDUCTION: N/A                                            PAYMENT UPON
                                                                                           ACCELERATION:
                                                                                           N/A
------------------------------------------------------------------------------------------------------------------
IF SPECIFIED                                               APPLICABILITY OF             If yes, state Issue Price:
   CURRENCY OTHER                                             ANNUAL INTEREST              N/A
   THAN U.S. DOLLARS,                                         PAYMENTS: N/A
   OPTION TO ELECT
   PAYMENT IN U.S.
   DOLLARS: N/A
------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE                                                                           ORIGINAL YIELD TO
   AGENT: N/A                                                                              MATURITY: N/A
------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:
   (See below)
------------------------------------------------------------------------------------------------------------------

Record Date.................................     The Record Date for each Interest Payment Date,
                                                 including the Maturity Date, shall be the date 15 calendar days prior to such Interest Payment Date, whether or not
                                                 that date is a Business Day.


                                                        A-2





Denominations...............................     $        and integral multiples thereof

First Year Cap Price........................     $

First Year Determination Date...............     December     , 2001 (or if such date is not a Trading Day
                                                 on which no Market Disruption Event occurs, the
                                                 immediately succeeding Trading Day on which no Market
                                                 Disruption Event occurs).

First Year Closing Price....................     First Year Closing Price means the product of (i) the
                                                 Market Price of one share of Xilinx Stock and (ii) the
                                                 Exchange Factor, each determined as of the First Year
                                                 Determination Date.

Second Year Cap Price.......................     Second Year Cap Price means the greater of (x)        % of
                                                 the First Year Closing Price and (y) the First Year Cap
                                                 Price.  See "Exchange at Maturity" below.

Maturity Price..............................     Maturity Price means the product of (i) the Market Price
                                                 of one share of common stock, $0.01 par value ("Xilinx
                                                 Stock"), of Xilinx, Inc. ("Xilinx") and (ii) the Exchange
                                                 Factor, each determined as of the second scheduled
                                                 Trading Day immediately prior to maturity.

Exchange at Maturity........................     At maturity, upon delivery of this Reset PERQS to the
                                                 Trustee, each $       principal amount of this Reset PERQS
                                                 shall be applied by the Issuer as payment for a number of
                                                 shares of Xilinx Stock at the Exchange Ratio.  The
                                                 Exchange Ratio, initially set at 0.20, is subject to
                                                 adjustment on the First Year Determination Date and at
                                                 maturity in order to cap the value of the Xilinx Stock to
                                                 be received upon delivery of this Reset PERQS at $
                                                 per each $       principal amount of this Reset PERQS.
                                                 Solely for purposes of adjustment upon the occurrence of
                                                 certain corporate events, the number of shares of Xilinx
                                                 Stock to be delivered at maturity shall also be adjusted by an Exchange Factor, initially set at 1.0. See "Exchange
                                                 Factor" and "Antidilution Adjustments" below.

                                                 If the First Year Closing Price, as determined by the Calculation
                                                 Agent, is less than or equal to $ (the "First Year Cap Price"), no adjustment to the Exchange Ratio shall be made at such time. If the First Year Closing Price exceeds the First Year Cap Price, the


                                                        A-3


                                                 Exchange Ratio shall be adjusted by the Calculation Agent so that the new Exchange Ratio shall equal the product of (i) the existing
                                                 Exchange Ratio and (ii) a fraction the numerator of which shall be the First Year Cap Price and the denominator of which shall be the
                                                 First Year Closing Price.

                                                 In addition, on the First Year Determination Date, the Calculation
                                                 Agent shall establish the "Second Year Cap Price" that shall be
                                                 equal to the greater of (x)   % of the First Year Closing Price and
                                                 (y) the First Year Cap Price. The Issuer shall cause the
                                                 Calculation Agent promptly to send written notice of the Second
                                                 Year Cap Price and of any such adjustment to the Exchange Ratio by first-class mail to The Depository Trust Company, New York, New
                                                 York (the "Depositary").

                                                 If the Maturity Price, as determined by the Calculation Agent, is less than or equal to the Second Year Cap Price, no further adjustment to the Exchange Ratio shall be made. If the Maturity
                                                 Price exceeds the Second Year Cap Price, the then existing
                                                 Exchange Ratio shall be adjusted by the Calculation Agent so that the final Exchange Ratio shall equal the product of (i) the existing Exchange Ratio and (ii) a fraction the numerator of which shall be the Second Year Cap Price and the denominator of which shall be the Maturity Price.

                                                 The number of shares of Xilinx Stock to be delivered at maturity shall be subject to any applicable adjustments (i) to the Exchange
                                                 Factor and (ii) in the Exchange Property, as defined in paragraph
                                                 5 under "Antidilution Adjustments" below, to be delivered instead of, or in addition to, such Xilinx Stock as a result of any corporate event described under "Antidilution Adjustments" below, in each case, required to be made prior to the close of business on the second Trading Day immediately prior to maturity.

                                                 All calculations with respect to the Exchange Ratios for the Reset
                                                 PERQS shall be rounded to the nearest one hundred-thousandth, with five one-millionths rounded upwards (e.g., .876545 would be rounded to .87655); all calculations with respect to the Second
                                                 Year Cap Price

                                                        A-4





                                                 will be rounded to the nearest ten-thousandth, with five
                                                 one-hundred-thousandths rounded upwards (e.g., $12.34565 would be rounded to $12.3457); and all dollar amounts related to payouts at maturity resulting from such calculations shall be rounded to the nearest cent with one-half cent being rounded upwards.

                                                 The Issuer shall, or shall cause the Calculation Agent to, (i)
                                                 provide written notice to the Trustee at its New York office and to the Depositary, on which notice the Trustee and the Depositary may conclusively rely, on or prior to 10:30 a.m. on the Trading
                                                 Day immediately prior to maturity of this Reset PERQS, of the amount of Xilinx Stock (or the amount of Exchange Property) to be delivered with respect to each $ principal amount of this Reset
                                                 PERQS and of the amount of any cash to be paid in lieu of
                                                 fractional shares of Xilinx Stock (or of any other securities included in the Exchange Property, if applicable) allocated to each $ principal amount of this Reset PERQS; provided that, if the maturity date of this Reset PERQS is accelerated (x) because of the consummation of a Reorganization Event (as defined in
                                                 paragraph 5 of the "Antidilution Adjustments" below) where the
                                                 Exchange Property consists only of cash or (y) because of an
                                                 Acceleration Event or otherwise, the Issuer shall give notice of such acceleration as promptly as possible, and in no case later than two Business Days following such deemed maturity date, (i) to the holder of this Reset PERQS by mailing notice of such
                                                 acceleration by first class mail, postage prepaid and (ii) to the
                                                 Trustee and the Depositary by telephone or facsimile confirmed by mailing such notice to the Trustee at its New York office and to the Depositary by first class mail, postage prepaid. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder of this Reset PERQS receives the notice. If the maturity of this
                                                 Reset PERQS is accelerated in the manner described in the
                                                 immediately preceding sentence, no interest on the amounts payable with respect to this Reset PERQS shall accrue for the period from and after such accelerated maturity date; provided, that the
                                                 Issuer has deposited with the Exchange Agent
                                                 the Xilinx Stock, the Exchange


                                                        A-5




                                                 Property or any cash due with respect to such acceleration.

                                                 The Issuer shall, or shall cause the Calculation Agent to, deliver any such shares of Xilinx Stock (or any Exchange Property) and cash in respect of interest and any fractional shares of Xilinx
                                                 Stock (or any Exchange Property) and cash otherwise due upon any acceleration described above to the Trustee for delivery to the holder. The Calculation Agent shall determine the Exchange Ratio applicable at the maturity of this Reset PERQS and calculate the
                                                 Exchange Factor. References to payment "per Reset PERQS" refer to each $ principal amount of this Reset PERQS.

                                                 If this Reset PERQS is not surrendered for exchange at maturity, it shall be deemed to be no longer Outstanding under, and as defined in, the Senior Indenture (as defined on the reverse hereof), except with respect to the holder's right to receive the
                                                 Xilinx Stock (and, if applicable, any Exchange Property) due at maturity.

No Fractional Shares........................     Upon delivery of this Reset PERQS to the Trustee at
                                                 maturity (including as a result of an acceleration or
                                                 otherwise), the Issuer shall deliver the aggregate number
                                                 of shares of Xilinx Stock due with respect to this Reset
                                                 PERQS, as described above, but the Issuer shall pay cash
                                                 in lieu of delivering any fractional share of Xilinx Stock in an amount equal to the corresponding fractional Market
                                                 Price of such fraction of a share of Xilinx Stock as
                                                 determined by the Calculation Agent as of the second
                                                 scheduled Trading Day prior to maturity of this Reset
                                                 PERQS.

Exchange Factor.............................     The Exchange Factor shall be set initially at 1.0, but shall be subject to adjustment upon the occurrence of certain
                                                 corporate events through and including the second
                                                 scheduled Trading Day immediately prior to maturity.
                                                 See "Antidilution Adjustments" below.

Market Price................................     If Xilinx Stock (or any other security for which a Market
                                                 Price must be determined) is listed on a national securities exchange, is a security of The Nasdaq National Market or
                                                 is included in the OTC Bulletin Board Service ("OTC


                                                        A-6




                                                 Bulletin Board") operated by the National Association of
                                                 Securities Dealers, Inc. (the "NASD"), the Market Price for one
                                                 share of Xilinx Stock (or one unit of any such other security) on any Trading Day means (i) the last reported sale price, regular way, of the principal trading session on such day on the principal
                                                 United States securities exchange registered under the Securities
                                                 Exchange Act of 1934, as amended (the "Exchange Act"), on which
                                                 Xilinx Stock (or any such other security) is listed or admitted to trading or (ii) if not listed or admitted to trading on any such securities exchange or if such last reported sale price is not obtainable (even if Xilinx Stock (or any such other security) is listed or admitted to trading on such securities exchange), the last reported sale price of the principal trading session on the over-the-counter market as reported on the Nasdaq National Market or OTC Bulletin Board on such day. If the last reported sale price of the principal trading session is not available pursuant to clause (i) or (ii) of the preceding sentence because of a Market
                                                 Disruption Event or otherwise, the Market Price for any Trading
                                                 Day shall be the mean, as determined by the Calculation Agent, of the bid prices for Xilinx Stock (or any such other security)
                                                 obtained from as many dealers in such stock (which may include MS
                                                 & Co. or any of the Issuer's other subsidiaries or affiliates), but not exceeding three, as will make such bid prices available to the Calculation Agent. A "security of the Nasdaq National Market"
                                                 shall include a security included in any successor to such system and the term "OTC Bulletin Board Service" shall include any successor service thereto.

Trading Day.................................     A day, as determined by the Calculation Agent, on which
                                                 trading is generally conducted on the New York Stock
                                                 Exchange ("NYSE"), the American Stock Exchange, Inc.,
                                                 the Nasdaq National Market, the Chicago Mercantile
                                                 Exchange, the Chicago Board of Options Exchange and
                                                 in the over-the-counter market for equity securities in the
                                                 United States.

Acceleration Event..........................     If on any date the product of the Market Price per share of
                                                 Xilinx Stock, as determined by the Calculation Agent,
                                                 and the Exchange Factor is less than $4.00, the maturity
                                                 date of this Reset PERQS shall be deemed to be




                                                        A-7




                                                 accelerated to such date, and each $ principal amount of this
                                                 Reset PERQS shall be applied by the Issuer as payment for a number of shares of Xilinx Stock at the then current Exchange Ratio, as adjusted by the then current Exchange Factor. See also
                                                 "Antidilution Adjustments" below.

Calculation Agent...........................     Morgan Stanley & Co. Incorporated and its successors
                                                 ("MS & Co.").

Antidilution Adjustments....................     The Exchange Factor shall be adjusted by the Calculation
                                                 Agent as follows:

                                                       1. If Xilinx Stock is subject to a stock split or reverse stock split, then once such split has become effective, the Exchange
                                                 Factor shall be adjusted to equal the product of the prior
                                                 Exchange Factor and the number of shares issued in such stock split or reverse stock split with respect to one share of Xilinx
                                                 Stock.

                                                       2. If Xilinx Stock is subject (i) to a stock dividend (issuance of additional shares of Xilinx Stock) that is given ratably to all holders of shares of Xilinx Stock or (ii) to a distribution of
                                                 Xilinx Stock as a result of the triggering of any provision of the corporate charter of Xilinx, then once the dividend has become effective and Xilinx Stock is trading ex-dividend, the Exchange
                                                 Factor shall be adjusted so that the new Exchange Factor shall equal the prior Exchange Factor plus the product of (i) the number of shares issued with respect to one share of Xilinx Stock and
                                                 (ii) the prior Exchange Factor.

                                                       3. There shall be no adjustments to the Exchange Factor to reflect cash dividends or other distributions paid with respect to Xilinx
                                                 Stock other than distributions described in clauses (i) and (v) of paragraph 5 below and Extraordinary Dividends as described below.
                                                 A cash dividend or other distribution with respect to Xilinx Stock shall be deemed to be an "Extraordinary Dividend" if such dividend or other distribution exceeds the immediately preceding
                                                 non-Extraordinary Dividend for Xilinx Stock by an amount equal to at least 10% of the Market Price of Xilinx Stock (as adjusted for any subsequent corporate event requiring an adjustment


                                                        A-8




                                                 hereunder, such as a stock split or reverse stock split) on the
                                                 Trading Day preceding the ex-dividend date for the payment of such
                                                 Extraordinary Dividend (the "ex- dividend date"). If an
                                                 Extraordinary Dividend occurs with respect to Xilinx Stock, the
                                                 Exchange Factor with respect to Xilinx Stock shall be adjusted on the ex- dividend date with respect to such Extraordinary Dividend so that the new Exchange Factor shall equal the product of (i) the then current Exchange Factor and (ii) a fraction, the numerator of which is the Market Price on the Trading Day preceding the ex-dividend date, and the denominator of which is the amount by which the Market Price on the Trading Day preceding the
                                                 ex-dividend date exceeds the Extraordinary Dividend Amount. The
                                                 "Extraordinary Dividend Amount" with respect to an Extraordinary
                                                 Dividend for Xilinx Stock shall equal (i) in the case of cash dividends or other distributions that constitute regular
                                                 dividends, the amount per share of such Extraordinary Dividend minus the amount per share of the immediately preceding
                                                 non-Extraordinary Dividend for Xilinx Stock or (ii) in the case of cash dividends or other distributions that do not constitute regular dividends, the amount per share of such Extraordinary
                                                 Dividend. To the extent an Extraordinary Dividend is not paid in cash, the value of the non-cash component shall be determined by the Calculation Agent, whose determination shall be conclusive. A distribution on the Xilinx Stock described in clauses (i) and (v)
                                                 of paragraph 5 below that also constitutes an Extraordinary
                                                 Dividend shall cause an adjustment to the Exchange Factor pursuant only to clause (i) or clause (v) of paragraph 5, as applicable.

                                                       4. If Xilinx issues rights or warrants to all holders of Xilinx
                                                 Stock to subscribe for or purchase Xilinx Stock at an exercise price per share less than the Market Price of the Xilinx Stock on both (i) the date the exercise price of such rights or warrants is determined and (ii) the expiration date of such rights or
                                                 warrants, and if the expiration date of such rights or warrants precedes the maturity of this Reset PERQS, then the Exchange
                                                 Factor shall be adjusted to equal the product of the prior
                                                 Exchange Factor and a fraction, the numerator of which shall be the number of shares of Xilinx Stock outstanding


                                                        A-9




                                                 immediately prior to the issuance of such rights or warrants plus the number of additional shares of Xilinx Stock offered for subscription or purchase pursuant to such rights or warrants and the denominator of which shall be the number of shares of Xilinx
                                                 Stock outstanding immediately prior to the issuance of such rights or warrants plus the number of additional shares of Xilinx Stock which the aggregate offering price of the total number of shares of Xilinx Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the Market Price on the expiration date of such rights or warrants, which shall be determined by multiplying such total number of shares offered by the exercise price of such rights or warrants and dividing the product so obtained by such Market Price.

                                                       5. If (i) there occurs any reclassification or change of Xilinx
                                                 Stock, including, without limitation, as a result of the issuance of any tracking stock by Xilinx, (ii) Xilinx or any surviving entity or subsequent surviving entity of Xilinx (a "Xilinx
                                                 Successor") has been subject to a merger, combination or
                                                 consolidation and is not the surviving entity, (iii) any statutory exchange of securities of Xilinx or any Xilinx Successor with another corporation occurs (other than pursuant to clause (ii)
                                                 above), (iv)Xilinx is liquidated, (v)Xilinx issues to all of its shareholders equity securities of an issuer other than Xilinx
                                                 (other than in a transaction described in clauses (ii), (iii) or
                                                 (iv) above) (a "Spin-off Event") or (vi) a tender or exchange offer or going-private transaction is consummated for all the outstanding shares of Xilinx Stock (any such event in clauses (i)
                                                 through (vi) a "Reorganization Event"), the method of determining the amount payable upon exchange at maturity for this Reset PERQS shall be adjusted to provide that each holder of this Reset PERQS shall be entitled to receive at maturity, in respect of each $
                                                 principal amount of this Reset PERQS, securities, cash or any other assets distributed in any such Reorganization Event, including, in the case of the issuance of tracking stock, the reclassified share of Xilinx Stock and, in the case of a Spin-off
                                                 Event, the share of Xilinx Stock with respect to which the spun-off security was issued (collectively, the "Exchange


                                                       A-10




                                                 Property") in an amount with a value equal to the product of the final Exchange Ratio and the Transaction Value. In addition, following a Reorganization Event, the method of determining the
                                                 Maturity Price shall be adjusted so that the Maturity Price shall mean the Transaction Value as of the second scheduled Trading Day immediately prior to maturity, and if the Reorganization Event occurs prior to the First Year Determination Date, the First Year
                                                 Closing Price shall mean the Transaction Value determined as of the First Year Determination Date. Notwithstanding the above, if the Exchange Property received in any such Reorganization Event consists only of cash, the maturity date of this Reset PERQS shall be deemed to be accelerated to the date on which such cash is distributed to holders of Xilinx Stock and the holder of this
                                                 Reset PERQS shall receive in lieu of any Xilinx Stock and as liquidated damages in full satisfaction of the Issuer's
                                                 obligations under this Reset PERQS the product of (i) the
                                                 Transaction Value as of such date and (ii) the then current
                                                 Exchange Ratio adjusted as if such date were the next to occur of either the First Year Determination Date or the second scheduled
                                                 Trading Day prior to maturity. If Exchange Property consists of more than one type of property, the holder of this Reset PERQS shall receive at maturity a pro rata share of each such type of
                                                 Exchange Property. If Exchange Property includes a cash component, the holder of this Reset PERQS will not receive any interest accrued on such cash component. "Transaction Value" at any date means (i) for any cash received in any such Reorganization Event, the amount of cash received per share of Xilinx Stock, as adjusted by the Exchange Factor at the time of such Reorganization Event,
                                                 (ii) for any property other than cash or securities received in any such Reorganization Event, the market value, as determined by the Calculation Agent, as of the date of receipt, of such Exchange
                                                 Property received for each share of Xilinx Stock, as adjusted by the Exchange Factor at the time of such Reorganization Event and
                                                 (iii) for any security received in any such Reorganization Event, an amount equal to the Market Price, as of the date on which the
                                                 Transaction Value is determined, per share of such security multiplied by the quantity of such security received for each share of Xilinx Stock, as


                                                       A-11




                                                 adjusted by the Exchange Factor at the time of such Reorganization
                                                 Event. In the event Exchange Property consists of securities, those securities will, in turn, be subject to the antidilution adjustments set forth in paragraphs 1 through 5.

                                                 For purposes of paragraph 5 above, in the case of a consummated tender or exchange offer or going-private transaction involving
                                                 Exchange Property of a particular type, Exchange Property shall be deemed to include the amount of cash or other property paid by the offer or in the tender or exchange offer with respect to such
                                                 Exchange Property (in an amount determined on the basis of the rate of exchange in such tender or exchange offer or a
                                                 going-private transaction). In the event of a tender or exchange offer or going-private transaction with respect to Exchange
                                                 Property in which an offeree may elect to receive cash or other property, Exchange Property shall be deemed to include the kind and amount of cash and other property received by offerees who elect to receive cash.

                                                 No adjustments to the Exchange Factor shall be required unless such adjustment would require a change of at least 0.1% in the
                                                 Exchange Factor then in effect. The Exchange Factor resulting from any of the adjustments specified above will be rounded to the nearest one hundred-thousandth with five one-millionths being rounded upward.

                                                 No adjustments to the Exchange Factor or method of calculating the
                                                 Exchange Ratio shall be made other than those specified above.

                                                 Notwithstanding the foregoing, the amount payable by the Issuer at maturity with respect to this Reset PERQS, determined as of the second scheduled Trading Day prior to maturity, shall not under any circumstances exceed an amount of Xilinx Stock having a market price of $ as of such second scheduled Trading Day.

                                                 The Calculation Agent shall be solely responsible for the
                                                 determination and calculation of any adjustments to the Exchange
                                                 Factor or method of calculating the Exchange Ratio and of any related determinations and calculations


                                                       A-12




                                                 with respect to any distributions of stock, other securities or other property or assets (including cash) in connection with any corporate event described in paragraph 5 above, and its
                                                 determinations and calculations with respect thereto shall be conclusive in the absence of manifest error.

                                                 The Calculation Agent shall provide information as to any
                                                 adjustments to the Exchange Factor or method of calculating the
                                                 Exchange Ratio upon written request by any holder of this Reset
                                                 PERQS.

Market Disruption Event.....................     "Market Disruption Event" means, with respect to Xilinx
                                                 Stock (and my other security that may be included as
                                                 Exchange Property):

                                                      (i) a suspension, absence or material limitation of trading of Xilinx Stock (or any such security) on the primary market for Xilinx Stock (or any such security) for more than two
                                                      hours of trading or during the one-half hour period preceding the close of the principal trading session in such market; or
                                                      a breakdown or failure in the price and trade reporting
                                                      systems of the primary market for Xilinx Stock (or any such security) as a result of which the reported trading prices for Xilinx Stock (or any such security) during the last
                                                      one-half hour preceding the closing of the principal trading session in such market are materially inaccurate; or the
                                                      suspension or material limitation on the primary market for trading in options contracts related to Xilinx Stock (or any such security), if available, during the one-half hour period preceding the close of the principal trading session in the applicable market, in each case as determined by the
                                                      Calculation Agent in its sole discretion; and

                                                      (ii) a determination by the Calculation Agent in its sole
                                                      discretion that any event described in clause (i) above
                                                      materially interfered with the ability of the Issuer or any of its affiliates to unwind all or a material portion of the hedge with respect to the % Reset PERQS due December 30, 2002
                                                      (Mandatorily Exchangeable for Shares of Common Stock of
                                                      Xilinx, Inc.).


                                                       A-13




                                                 For purposes of determining whether a Market Disruption Event has occurred: (1) a limitation on the hours or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, (2) a decision to permanently discontinue trading in the relevant option contract shall not constitute a
                                                 Market Disruption Event, (3) limitations pursuant to NYSE Rule 80A
                                                 (or any applicable rule or regulation enacted or promulgated by the NYSE, any other self-regulatory organization or the Securities and Exchange Commission of similar scope as determined by the
                                                 Calculation Agent) on trading during significant market
                                                 fluctuations shall constitute a suspension, absence or material limitation of trading, (4) a suspension of trading in an options contract on Xilinx Stock (or any such security) by the primary securities market trading in such options, if available, by reason of (x) a price change exceeding limits set by such securities exchange or market, (y) an imbalance of orders relating to such contracts or (z) a disparity in bid and ask quotes relating to such contracts shall constitute a suspension, absence or material limitation of trading in options contracts related to Xilinx Stock
                                                 (or any such security) and (5) a suspension, absence or material limitation of trading on the primary securities market on which options contracts related to Xilinx Stock (or any such security)
                                                 are traded shall not include any time when such securities market is itself closed for trading under ordinary circumstances.

                                                 In case an event of default with respect to the Reset PERQS shall have occurred and be continuing, the amount declared due and payable upon any acceleration of the Reset PERQS shall be
                                                 determined by the Calculation Agent and shall be equal to the product of (i) the Market Price of Xilinx Stock as of the date of such acceleration and (ii) the then current Exchange Ratio adjusted as if such date were the second scheduled Trading Day prior to maturity and, if such date occurs prior to the First Year
                                                 Determination Date, the First Year Determination Date.


                                                       A-14




Treatment of Reset PERQS for
United States Federal
Income Tax Purposes.........................     The Issuer, by its sale of this Reset PERQS, and the
                                                 holders of this Reset PERQS (and any successor holder of
                                                 this Reset PERQS), by its respective purchase thereof,
                                                 agree (in the absence of an administrative determination
                                                 or judicial ruling to the contrary) to characterize this
                                                 Reset PERQS for all tax purposes as an investment unit
                                                 consisting of (i) a deposit with the Issuer of an amount of cash, equal to the Issue Price, to secure the holder's
                                                 obligation to purchase the Xilinx Stock (the "Deposit"),
                                                 which Deposit provides for quarterly interest payments at
                                                 a rate of     % per annum, and (ii) a contract (the
                                                 "Forward Contract") that requires the holder of this Reset
                                                 PERQS to purchase, and the Issuer to sell, for an amount
                                                 equal to $      (the "Forward Price"), the Xilinx  Stock at
                                                 maturity (or, alternatively, upon an earlier redemption of this Reset PERQS).


                                                       A-15

Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the amount of Xilinx Stock (or other Exchange Property), as determined in accordance with the provisions set forth under "Exchange at Maturity" above, due with respect to the principal sum
of U.S.$      (UNITED STATES DOLLARS                ) on the Maturity Date
specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

         Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, Australian dollars or euro, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

         Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

         If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

         If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such

Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.


DATED:                                         MORGAN STANLEY DEAN WITTER & CO.



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This  is one of the Notes referred to
in the within-mentioned Senior Indenture.

THE CHASE MANHATTAN BANK,
      as Trustee

By:
  -----------------------------------------
  Authorized Officer

                              REVERSE OF SECURITY

         This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

         Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

         If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or
(ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

         This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

         The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

         In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

         The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy or insolvency of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Senior Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

         If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

         The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

         Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

         The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

         All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

         So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

         With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

         No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM   -   as tenants in common
          TEN ENT   -   as tenants by the entireties
          JT TEN    -   as joint tenants with right of survivorship and not as
                        tenants in common

       UNIF GIFT MIN ACT - ___________________________Custodian_________________
                                      (Minor)                       (Cust)

       Under Uniform Gifts to Minors Act________________________________________
                                                       (State)

       Additional abbreviations may also be used though not in the above list.

                            -----------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



----------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.

Dated:__________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)

If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): ________________________________.


Dated:__________________________________         _______________________________


                                                  NOTICE: The signature on this
                                                  Option to Elect Repayment
                                                  must correspond with the name
                                                  as written upon the face of
                                                  the within instrument in
                                                  every particular without
                                                  alteration or enlargement.